SUPPLEMENT DATED JULY 21, 2014
to

PROSPECTUS DATED MAY 1, 2014
FOR SUN EXECUTIVE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(FORMELY KNOWN AS SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK)
DELAWARE LIFE NY VARIABLE ACCOUNT D
(FORMERLY KNOWN AS SUN LIFE (N.Y.) VARIABLE ACCOUNT D)

1.
Effective immediately, the name of the company that issued your Policy has changed from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York. The name of the separate account supporting your Policy has been also changed, from Sun Life (N.Y.) Variable Account D to Delaware Life NY Variable Account D.

As a result of the name changes, all references throughout the Prospectus to Sun Life Insurance and Annuity Company of New York are hereby deleted and replaced by Delaware Life Insurance Company of New York, and all references to Sun Life (N.Y.) are hereby deleted and replaced by Delaware Life (N.Y.).

2.	The section in the Prospectus entitled “About Who We Are” is hereby deleted and replaced with the following”

About Who We Are

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 1115 Broadway, 12th Floor, New York, NY 10010.

We are owned indirectly by Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

3.	The brand name of the Sun Executive VUL Policy has been changed to Executive VUL.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Exec NY                                                                                                                                          7/2014